[PIONEER LOGO]

Pioneer
Cash Reserves
Fund

SEMIANNUAL REPORT 6/30/98

 Table of Contents
--------------------------------------------------------------------------------


Letter from the Chairman                           1
Portfolio Summary                                  2
Performance Update                                 3
Portfolio Management Discussion                    4
Schedule of Investments                            6
Financial Statements                               8
Notes to Financial Statements                     14
Report of Independent Public Accountants          18
Trustees, Officers and Service Providers          19
Programs and Services for Pioneer Shareowners     20

Pioneer Cash Reserves Fund

LETTER FROM THE CHAIRMAN 6/30/98

Dear Shareowner,
--------------------------------------------------------------------------------


Fixed-income markets, in particular U.S. bonds, produced strong results over the past six months as the powerful combination of low interest rates and benign inflation pushed bond prices higher. Holders of high-quality short-term securities - like those owned by Pioneer Cash Reserves Fund - enjoyed stable prices and competitive yields. Over the past few years money market funds have been overshadowed by the continuing bull market in stocks. During this period, money funds served investors well by adding a measure of safety and liquidity to a balanced portfolio.

Predicting the short-term direction of financial markets is almost always a futile exercise, as the first six months of 1998 reminded many investors. While stock and bond markets produced solid returns, concerns about the Asian economic crisis and its effect on corporate earnings prompted increasing volatility. What can you as an investor do? I encourage you to periodically review your financial goals with your investment professional. It's a simple step to make sure you will be better prepared to weather the inevitable swings in the market.

Please read on to learn more about how your Fund is being managed. If you have questions about Pioneer Cash Reserves Fund, please contact your investment professional, or Pioneer at 1-800-225-6292.


Respectfully,

[SIGNATURE OF JOHN F. COGAN, JR.]

John F. Cogan, Jr.,
Chairman and President

Pioneer Cash Reserves Fund

PORTFOLIO SUMMARY 6/30/98

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


[PIE CHART BEGINS]

Commercial Paper                    80%
U.S. Government Agency Obligations  20%

[PIE CHART ENDS]

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)


   1. IBM Corp., 5.54%, 7/10/98                    3.69%
   2. Federal Farm Credit Bank, 5.46%, 7/1/98      3.66
   3. Federal Farm Credit Bank, 5.51%, 8/3/98      3.66
   4. Federal Farm Credit Bank, 5.50%, 9/1/98      3.66
   5. Federal Farm Credit Bank, 5.53%, 10/1/98     3.66
   6. Amoco Co., 5.44%, 7/13/98                    3.65
   7. Procter & Gamble Co., 5.45%, 8/21/98         3.48
   8. Household Finance Corp., 6.05%, 7/1/98       3.46
   9. Pitney Bowes Credit Corp., 5.52%, 7/20/98    3.45
  10. Heinz (H.J.) Co., 5.49%, 7/2/98              3.44


Fund holdings will vary for other periods.

Pioneer Cash Reserves Fund

PERFORMANCE UPDATE 6/30/98

Share Prices
--------------------------------------------------------------------------------


 Net Asset Value per Share       6/30/98       12/31/97
 Class A Shares                    $1.00          $1.00
 Class B Shares                     1.00           1.00
 Class C Shares                     1.00           1.00

Distributions
--------------------------------------------------------------------------------

 Per Share                Income          Short-Term        Long-Term
 (12/31/97 - 6/30/98)     Dividends       Capital Gains     Capital Gains
 Class A Shares           $0.023                -                 -
 Class B Shares            0.019                -                 -
 Class C Shares            0.020                -                 -

Yields
--------------------------------------------------------------------------------



                 7-Day Simple     7-Day Effective*
 Class A Shares     4.82%              4.93
 Class B Shares     3.88               3.96
 Class C Shares     4.00               4.08



*Assumes daily compounding of dividends.


Past performance does not guarantee future results. Investment returns will fluctuate, and there can be no guarantee the Fund will be able to maintain a stable net asset value of $1 per share. An investment in the Fund is not insured or guaranteed by the U.S. government.

Pioneer Cash Reserves Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/98


The first half of Pioneer Cash Reserves Fund's fiscal year ended on June 30, 1998. During the period, your Fund again met its investment objective of providing current income and a stable $1 share price. The Fund invests exclusively in high-quality money market instruments issued by the U.S. government, corporations and banks. All issues in the portfolio are given the highest rating by the two leading nationally recognized securities rating organizations, Standard & Poor's Investor Services (A1) and Moody's Investor Services (P1). (Ratings apply to underlying securities, not Fund shares.)

The following discussion with Sherman B. Russ, your Fund's portfolio manager, provides a detailed account of the investment environment and strategies that affected your Fund's performance during the period. An investment professional for more than 20 years, Mr. Russ oversees the team responsible for the daily management of Pioneer Cash Reserves Fund.

Q:   How did Pioneer Cash Reserves Fund perform over the past six months?

A: Class A Shares' seven-day effective yield on June 30 was 4.93%, compared to 5.05% six months ago. For the six months that ended June 30, the Fund's Class A Shares returned 2.36%, Class B Shares 1.95% and Class C Shares 1.98%, all at net asset value. In comparison, the average money market fund returned 2.42%, according to Lipper Analytical Services, Inc.

Q:   What happened with interest rates during the period?

A: Short-term interest rates fluctuated within a narrow range, with the yield on three-month U.S. Treasury bills peaking at 5.35% on December 31 and hitting a low of 4.97% on June 1. Overall, demand for fixed-income securities was strong as investors, spooked by the continuing Asian financial crisis, gravitated toward the relative safety of United States. The Federal Reserve left the federal funds rate (the rate it sets for inter-bank lending) unchanged at 5.5%.

Pioneer Cash Reserves Fund



Q:   How did you manage the Fund?

A: At the beginning of the period, interest rates slipped down and we kept the Fund's average maturity around 35 days. As the period progressed, it appeared the Asian financial crisis was under control and that the strong U.S. economy might prompt the Federal Reserve to raise short-term rates. In response, we shortened the Fund's average maturity to 26 days, where it basically remained for the rest of the period. Even though the Fed is unlikely to change rates, given Asia's renewed troubles, we are comfortable with this maturity range's liquidity and income.

Q:   What is your outlook for the remainder of the year?

A: We expect the domestic economy to remain solid, and developments regarding the Federal budget surplus to be positive. We also believe the uncertainty of Asia's troubles will continue to affect the U.S. bond market. Near term, we think investors will prefer quality and liquidity, which should particularly benefit U.S. Treasurys and support the U.S. dollar. Looking out further, we expect that Asia will have a powerful influence on the direction of interest rates - if there is a significant spillover into the U.S. economy, interest rates could remain stable or move moderately lower.


     We will continue to focus on the highest quality money market instruments and look forward to providing you with more details on the Fund's results in our annual report in six months.

Pioneer Cash Reserves Fund

SCHEDULE OF INVESTMENTS 6/30/98



Principal
Amount                                                                     Value
                INVESTMENT IN SECURITIES - 100.0%
                Commercial Paper - 79.6%
$8,346,000      American Express Credit Corp., 5.51%, 7/27/98       $  8,312,787
   800,000      American General Finance Corp., 5.57%, 7/8/98            799,134
 9,500,000      Amoco Co., 5.44%, 7/13/98                              9,482,774
 7,879,000      Associates Corp., 5.51%, 7/7/98                        7,871,764
 6,000,000      AVCO Financial Services Inc., 5.45%, 7/22/98           5,980,925
 5,289,000      BancOne Corp., 5.48%, 8/13/98                          5,254,380
 8,050,000      Bell Atlantic Corp., 5.52%, 8/4/98                     8,008,033
 5,290,000      BellSouth Capital Funding Corp., 5.48%, 8/11/98        5,256,985
 4,120,000      Chevron Oil Corp., 5.5%, 7/23/98                       4,106,152
 4,125,000      The Coca-Cola Co., 5.45%, 8/19/98                      4,094,400
 5,631,000      Deere (John) Capital Corp., 5.5%, 9/2/98               5,576,802
 8,098,000      Exxon Corp., 6.0%, 7/1/98                              8,098,000
 6,274,000      Ford Motor Credit Co., 5.51%, 7/20/98                  6,255,755
 7,220,000      Gannett Co., 5.45%, 7/13/98                            7,206,884
 5,513,000      General Electric Capital Corp., 5.51%, 8/4/98          5,484,311
 4,600,000      General Motors Corp., 5.55%, 7/8/98                    4,595,036
 4,666,000      General Motors Corp., 5.52%, 7/17/98                   4,654,553
 8,954,000      Heinz (H.J.) Co., 5.49%, 7/2/98                        8,952,634
 9,000,000      Household Finance Corp., 6.05%, 7/1/98                 9,000,000
 9,593,000      IBM Corp., 5.54%, 7/10/98                              9,579,713
 7,542,000      Motorola Inc., 5.49%, 7/24/98                          7,515,546
 5,425,000      National Rural Utilities Corp., 5.43%, 7/9/98          5,418,454
 8,536,000      Norwest Financial Inc., 5.5%, 7/21/98                  8,509,918
 7,107,000      Penney (J.C.) Co., Inc., 5.49%, 8/14/98                7,059,312
 9,000,000      Pitney Bowes Credit Corp., 5.52%, 7/20/98              8,973,780
 9,110,000      Procter & Gamble Co., 5.45%, 8/21/98                   9,039,663
 6,378,000      Prudential Funding Corp., 5.5%, 7/14/98                6,365,333
 6,179,000      Texaco Inc., 5.5%, 7/28/98                             6,153,512
 6,385,000      Toys R Us, Inc., 5.48%, 7/6/98                         6,380,140
 8,000,000      Trans America Finance Corp., 5.53%, 8/10/98            7,950,844
 4,990,000      Xerox Corp., 5.47%, 8/7/98                             4,961,946
                                                                    ------------
                Total Commercial Paper                              $206,899,470
                                                                    ------------


6 The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund




Principal
Amount                                                                 Value
                U.S. Government Agency Obligations - 20.4%
$9,500,000      Federal Farm Credit Bank, 5.46%, 7/1/98          $  9,500,000
 9,500,000      Federal Farm Credit Bank, 5.51%, 8/3/98             9,500,000
 9,500,000      Federal Farm Credit Bank, 5.50%, 9/1/98             9,500,000
 9,500,000      Federal Farm Credit Bank, 5.53%, 10/1/98            9,500,000
 5,000,000      Student Loan Finance Corp., 5.44%, 7/16/98*         5,000,000
 5,000,000      Student Loan Finance Corp., 5.53%, 10/15/98*        5,000,000
 5,000,000      Student Loan Finance Corp., 5.45%, 11/19/98*        5,000,000
                                                                 ------------
                Total U.S. Government Agency Obligations         $ 53,000,000
                                                                 ------------
                TOTAL INVESTMENT IN SECURITIES (a)               $259,899,470
                                                                 ------------


* Security with weekly "put" feature, with resetting interest rate. Coupon rate disclosed is as of June 30, 1998.
(a) At December 31, 1997, the Fund had a net capital loss carryforward of $276,063 which will expire between 2002 and 2003 if not utilized.


The accompanying notes are an integral part of these financial statements.    7

Pioneer Cash Reserves Fund

BALANCE SHEET 6/30/98


ASSETS:
  Investment in securities (cost $259,899,470)             $259,899,470
  Cash                                                            1,109
  Receivables -
   Fund shares sold                                          13,197,995
   Interest                                                     473,309
  Other                                                             571
                                                           ------------
    Total assets                                           $273,572,454
                                                           ------------
LIABILITIES:
  Payables -
   Investment securities purchased                         $  9,500,000
   Fund shares repurchased                                    1,049,187
   Dividends                                                     64,267
  Due to affiliates                                             287,417
  Accrued expenses                                               28,940
                                                           ------------
    Total liabilities                                      $ 10,929,811
                                                           ------------
NET ASSETS:
   Fund shares                                             $262,918,706
   Accumulated net realized loss on investments                (276,063)
                                                           ------------
    Total net assets                                       $262,642,643
                                                           ============
NET ASSET VALUE PER SHARE:
 (Offering and redemption price; unlimited number of shares authorized)
   Class A (based on $227,058,344/227,334,406 shares)      $       1.00
                                                           ============
   Class B (based on $25,101,276/25,101,277 shares)        $       1.00
                                                           ============
   Class C (based on $10,483,023/10,483,023 shares)        $       1.00
                                                           ============



8 The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

STATEMENT OF OPERATIONS

For the Six Months Ended 6/30/98


INVESTMENT INCOME:
  Interest                                                                $6,699,011
                                                                          ----------
EXPENSES:
  Management fees                                          $477,897
  Transfer agent fees
   Class A                                                  187,176
   Class B                                                   15,432
   Class C                                                    3,803
  Distribution fees
   Class A                                                  120,354
   Class B                                                  126,980
   Class C                                                   38,010
  Accounting                                                 27,916
  Custodian fees                                             24,331
  Registration fees                                          60,492
  Professional fees                                          23,008
  Printing                                                   10,200
  Fees and expenses of nonaffiliated trustees                 5,920
  Miscellaneous                                              16,582
                                                           --------
    Total expenses                                                        $1,138,101
    Less fees paid indirectly                                                 (8,874)
                                                                          ----------
    Net expenses                                                          $1,129,227
                                                                          ----------
     Net investment income                                                $5,569,784
                                                                          ----------
  Net increase in net assets resulting from operations                    $5,569,784
                                                                          ==========



The accompanying notes are an integral part of these financial statements.    9

Pioneer Cash Reserves Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/98 and the Year Ended 12/31/97



                                                            Six Months
                                                               Ended           Year Ended
FROM OPERATIONS:                                              6/30/98           12/31/97
Net investment income                                      $  5,569,784       $ 10,356,069
                                                           ------------       ------------
  Net increase in net assets resulting from operations     $  5,569,784       $ 10,356,069
                                                           ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
  Class A ($0.02 and $0.05 per share, respectively)        $ (4,914,874)      $ (9,482,518)
  Class B ($0.02 and $0.04 per share, respectively)            (498,717)          (751,165)
  Class C ($0.02 and $0.04 per share, respectively)            (156,193)          (122,386)
                                                           ------------       ------------
   Total distributions to shareholders                     $ (5,569,784)      $(10,356,069)
                                                           ------------       ------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                           $549,697,017       $683,897,126
Reinvestment of distributions                                 4,959,439          9,426,036
Cost of shares repurchased                                 (541,069,188)      (644,867,096)
                                                           ------------       ------------
  Net increase in net assets resulting from
    fund share transactions                                $ 13,587,268       $ 48,456,066
                                                           ------------       ------------
  Net increase in net assets                               $ 13,587,268       $ 48,456,066

NET ASSETS:
Beginning of period                                         249,055,375        200,599,309
                                                           ------------       ------------
End of period                                              $262,642,643       $249,055,375
                                                           ============       =============

CLASS A                                                      '98 Amount          '97 Amount
Shares sold                                                $439,074,241       $ 563,485,292
Reinvestment of distributions                                 4,392,863           8,642,216
Less shares repurchased                                    (425,450,002)       (552,432,199)
                                                           ------------       ------------
  Net increase                                             $ 18,017,102       $  19,695,309
                                                           ============       =============
CLASS B
Shares sold                                                $ 34,623,363       $  68,418,680
Reinvestment of distributions                                   442,704             673,272
Less shares repurchased                                     (42,441,959)        (46,956,344)
                                                           ------------       ------------
  Net increase (decrease)                                  $ (7,375,892)      $  22,135,608
                                                           ============       =============
CLASS C
Shares sold                                                $ 75,999,413       $  51,993,154
Reinvestment of distributions                                   123,872             110,548
Less shares repurchased                                     (73,177,227)        (45,478,553)
                                                           ------------       ------------
  Net increase                                             $  2,946,058       $   6,625,149
                                                           ============       =============




10 The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

FINANCIAL HIGHLIGHTS 6/30/98


                                                          Six Months
                                                             Ended       Year Ended
                                                            6/30/98       12/31/97
CLASS A
Net asset value, beginning of period                       $   1.00      $   1.00
                                                           --------      --------
Increase from investment operations:
 Net investment income                                     $   0.02      $   0.05
Distributions to shareholders:
 Net investment income                                        (0.02)        (0.05)
                                                           --------      --------
Net asset value, end of period                             $   1.00      $   1.00
                                                           ========      ========
Total return*                                                  2.37%         4.78%
Ratio of net expenses to average net assets                    0.84%**+      0.94%+
Ratio of net investment income to average net assets           4.75%**+      4.62%+
Net assets, end of period (in thousands)                   $227,058      $209,041
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                                  0.84%**       0.98%
 Net investment income                                         4.75%**       4.58%
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                                  0.83%**       0.87%
 Net investment income                                         4.76%**       4.69%



Pioneer Cash Reserves Fund

FINANCIAL HIGHLIGHTS 6/30/98

                                                        Year Ended   Year Ended   Year Ended   Year Ended
                                                         12/31/96     12/31/95     12/31/94     12/31/93
CLASS A
Net asset value, beginning of period                    $   1.00     $   1.00      $   1.00     $  1.00
                                                        --------     --------      --------     -------
Increase from investment operations:
 Net investment income                                  $   0.05     $   0.05      $   0.03     $  0.02
Distributions to shareholders:
 Net investment income                                     (0.05)       (0.05)        (0.03)      (0.02)
                                                        --------     --------      --------     -------
Net asset value, end of period                          $   1.00     $   1.00      $   1.00     $  1.00
                                                        ========     ========      ========     =======
Total return*                                               4.65%        5.17%         3.57%       2.47%
Ratio of net expenses to average net assets                 0.91%+       0.88%+        0.50%       0.75%
Ratio of net investment income to average net assets        4.50%+       5.00%+        2.59%       2.44%
Net assets, end of period (in thousands)                $189,346     $163,820      $173,195     $64,841
Ratios assuming no waiver of management fees and
 assumption of expenses by PMC and no reduction
 for fees paid indirectly:
 Net expenses                                               1.05%        1.15%         0.65%       1.10%
 Net investment income                                      4.36%        4.73%         2.44%       2.09%
Ratios assuming waiver of management fees and
 assumption of expenses by PMC and reduction
 for fees paid indirectly:
 Net expenses                                               0.85%        0.82%            -           -
 Net investment income                                      4.56%        5.06%            -           -


 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratio assuming no reduction for fees paid indirectly.

   The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

FINANCIAL HIGHLIGHTS 6/30/98



                                                 Six Months
                                                    Ended       Year Ended   Year Ended     3/31/95 to
                                                   6/30/98       12/31/97     12/31/96       12/31/95
CLASS B
Net asset value, beginning of period              $  1.00        $  1.00      $  1.00         $ 1.00
                                                  -------        -------      -------         ------
Increase from investment operations:
 Net investment income                            $  0.02        $  0.04      $  0.04         $ 0.03
Distributions to shareholders:
 Net investment income                              (0.02)         (0.04)       (0.04)         (0.03)
                                                  -------        -------      -------         ------
Net asset value, end of period                    $  1.00        $  1.00      $  1.00         $ 1.00
                                                  =======        =======      =======         ======
Total return*                                        1.95%          3.89%        3.82%          3.28%
Ratio of net expenses to average net assets          1.66%**+       1.75%+       1.75%+         1.66%**+
Ratio of net investment income to average
  net assets                                         3.93%**+       3.85%+       3.66%+         4.20%**+
Net assets, end of period (in thousands)          $25,101        $32,477      $10,342         $7,574
Ratios assuming no waiver of management
  fees by PMC and no reduction for fees
  paid indirectly:
 Net expenses                                        1.66%**        1.78%        1.88%          1.86%**
 Net investment income                               3.93%**        3.82%        3.53%          4.00%**
Ratios assuming waiver of management fees
  by PMC and reduction for fees paid indirectly:
 Net expenses                                        1.65%**        1.70%        1.67%          1.61%**
 Net investment income                               3.94%**        3.90%        3.74%          4.25%**


 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratio assuming no reduction for fees paid indirectly.

12 The accompanying notes are an integral part of these financial statements.

Pioneer Cash Reserves Fund

FINANCIAL HIGHLIGHTS 6/30/98



                                                        Six Months
                                                          Ended         Year Ended        1/31/96 to
                                                         6/30/98         12/31/97          12/31/96
CLASS C
Net asset value, beginning of period                    $  1.00           $ 1.00            $1.00
                                                        -------           ------            -----
Increase from investment operations:
 Net investment income                                  $  0.02           $ 0.04            $0.03
Distributions to shareholders:
 Net investment income                                    (0.02)           (0.04)           (0.03)
                                                        -------           ------            -----
Net asset value, end of period                          $  1.00           $ 1.00            $1.00
                                                        =======           ======            =====
Total return*                                              1.98%            3.96%            3.35%
Ratio of net expenses to average net assets                1.61%**+         1.79%+           1.84%**+
Ratio of net investment income to average net
  assets                                                   3.97%**+         3.84%+           3.61%**+
Net assets, end of period (in thousands)                $10,483           $7,537            $ 912
Ratios assuming no waiver of management fees
  by PMC and no reduction for fees paid indirectly:
 Net expenses                                              1.61%**          1.81%            1.95%**
 Net investment income                                     3.97%**          3.82%            3.50%**
Ratios assuming waiver of management fees by PMC
  and reduction for fees paid indirectly
 Net expenses                                              1.58%**          1.62%            1.77%**
 Net investment income                                     4.00%**          4.01%            3.68%**


 *Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
**Annualized.
 +Ratio assuming no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.   13

Pioneer Cash Reserves Fund

NOTES TO FINANCIAL STATEMENTS 6/30/98

1. Organization and Significant Accounting Policies
Pioneer Cash Reserves Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to provide current income, preservation of capital and liquidity.


The Fund offers three classes of shares - Class A, Class B and Class C shares. Shares of Class A, Class B and Class C each represent an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareholders, respectively.


The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A. Security Valuation
  Security transactions are recorded on trade date. Securities are valued at amortized cost, which approximates market value. Investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and maturity value of the issue over the period to maturity. Interest income is recorded on the accrual basis.

B. Federal Income Taxes

  It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer Cash Reserves Fund


  The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C. Fund Shares
  The Fund records sales and repurchases of its shares on trade date. The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends.

D. Class Allocations
  Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

  Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

Pioneer Cash Reserves Fund

NOTES TO FINANCIAL STATEMENTS 6/30/98                              (continued)

E. Repurchase Agreements
  With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian, or subcustodians. The Fund's investment adviser, Pioneering Management Corporation (PMC), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.


2. Management Agreement

PMC manages the Fund's portfolio and is a wholly owned subsidiary of The Pioneer Group, Inc. (PGI). Management fees are calculated daily at the annual rate of 0.40% of the Fund's average daily net assets.


In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 1998, $91,613 was payable to PMC related to management fees and certain other services.


3. Transfer Agent
PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $106,790 in transfer agent fees payable to PSC at June 30, 1998.

Pioneer Cash Reserves Fund


4. Distribution Plans
The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays Pioneer Funds Distributor, Inc. (PFD), its principal underwriter and an indirect subsidiary of PGI, a service fee of up to 0.15% of the Fund's average daily net assets in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $89,014 in distribution fees payable to PFD at June 30, 1998.


In addition, redemptions of certain classes of shares may be subject to a contingent deferred sales charge (CDSC). Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.0%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 1998, CDSCs in the amount of $67,829 were paid to PFD.



5. Expense Offsets
The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 1998, the Fund's expenses were reduced by $8,874 under such arrangements.

Pioneer Cash Reserves Fund
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and the Board of Trustees of Pioneer Cash Reserves Fund:


We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Cash Reserves Fund as of June 30, 1998, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Cash Reserves Fund as of June 30, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.




ARTHUR ANDERSEN LLP


Boston, Massachusetts
August 7, 1998

Pioneer Cash Reserves Fund
TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Sherman B. Russ, Vice President
John W. Kendrick                      William H. Keough, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop



Investment Adviser
Pioneering Management Corporation


Custodian
Brown Brothers Harriman & Co.


Independent Public Accountants
Arthur Andersen LLP


Principal Underwriter
Pioneer Funds Distributor, Inc.


Legal Counsel
Hale and Dorr LLP


Shareowner Services and Transfer Agent
Pioneering Services Corporation

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.


FactFone(SM)
Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.


90-Day Reinstatement Privilege (for Class A Shares)
Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.


Investomatic Plan
An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.


Payroll Investment Program (PIP)
Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.

Automatic Exchange Program
A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)


Directed Dividends
Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)


Direct Deposit
Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.


Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)

HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.


Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current Fund prospectus.


[PIONEER LOGO]

Pioneer Funds Distributor, Inc.
60 State Street

                                      0898 - 5426

Boston, Massachusetts 02109          (C) Pioneer Funds Distributor, Inc.
www.pioneerfunds.com                 [recycle symbol] Printed on Recycled Paper